Exhibit 10.28

LETTER AGREEMENT NO. 1

As of March 5, 2010

United Air Lines, Inc.

77 West Wacker Drive

Chicago, Illinois 60601

Re: SPARE PARTS PROCUREMENT

Dear Ladies and Gentlemen,

United Air Lines, Inc. (the “Buyer”), and AIRBUS S.A.S. (the “Seller”), have entered into an Airbus A350-900XWB Purchase Agreement dated as of even date herewith (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 1 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

AIRBUS S.A.S. & UNITED AIR LINES, INC. – PROPRIETARY AND CONFIDENTIAL

CONTENTS

PARAGRAPHS

1	-	GENERAL

2	-	INITIAL PROVISIONING

3	-	WARRANTIES

4	-	LEAD TIMES

5	-	DELIVERY STATUS

6	-	MATERIAL CONSUMPTION DATA

7	-	OTHER MATERIAL SUPPORT

8	-	COMMERCIAL CONDITIONS

9	-	TITLE

10	-	TERMINATION

11	-	INCONSISTENCIES

12	-	ASSIGNMENT

13	-	TERMINATION

14	-	ASSIGNMENT

AIRBUS S.A.S. & UNITED AIR LINES, INC. – PROPRIETARY AND CONFIDENTIAL

1.	GENERAL

1.1	Scope of Material Support

1.1.1	This Letter Agreement defines the terms and conditions for the support services offered by the Seller to the Buyer in the following areas:

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

1.1.2	References made to Paragraphs shall refer to paragraphs of this Letter Agreement. Unless otherwise specified.

1.1.3	For the purposes of this Letter Agreement, the term “Supplier” shall mean any supplier providing any of the Material listed in Paragraph 1.2.1 hereunder (each item of Material supplied by a Supplier being a “Supplier Part”).

1.2	Material

1.2.1	The “Material” will be comprised of the following:

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

1.3	Term

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

1.4	Stores

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

1.4.3	Other Points of Shipment

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

1.5	Spare Parts Representative

1.5.1	Spare Parts Representative Services

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

1.6	Commitment of the Buyer

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

1.7	Manufacture of Material by the Buyer

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

AIRBUS S.A.S. & UNITED AIR LINES, INC. – PROPRIETARY AND CONFIDENTIAL

2	INITIAL PROVISIONING AND REPLENISHMENT

2.1	Initial Provisioning

2.1.1	Period

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

2.1.2	Pre-Provisioning Meeting

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

2.1.3	Initial Provisioning Conference

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

2.1.4	Initial Provisioning Data

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

2.1.5	Supplier-Supplied Data

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

2.1.6	Supplementary Data

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

2.1.7	Commercial Offer for Certain Material

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

2.1.8	Delivery of Initial Provisioning Material

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

AIRBUS S.A.S. & UNITED AIR LINES, INC. – PROPRIETARY AND CONFIDENTIAL

3.	WARRANTIES ON SELLER PARTS

3.1	Nature of Warranty

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

3.2	Exceptions

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

3.3	Warranty Periods

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

3.4	Limitations of Warranty

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

3.6	Duplicate Remedies

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

4.	LEAD TIMES

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

4.3	Expedite Service

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

5.	DELIVERY STATUS

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

5.1	Shortages, Overshipments, Non-Conformity in Orders

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

5.1.4	Packaging

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

AIRBUS S.A.S. & UNITED AIR LINES, INC. – PROPRIETARY AND CONFIDENTIAL

5.1.5	Cessation of Deliveries

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

6.	MATERIAL CONSUMPTION DATA

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

7	OTHER MATERIAL SUPPORT

7.1	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

7.1.1	General

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

7.1.2	Title

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

7.1.3	Warranties

7.1.3.1	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

7.1.3.2	Warranty and Notice Periods

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

7.1.3.4	Suspension and Transportation Costs

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

7.2	Tools and Ground Support Equipment

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

AIRBUS S.A.S. & UNITED AIR LINES, INC. – PROPRIETARY AND CONFIDENTIAL

8	COMMERCIAL CONDITIONS

8.1	Price

8.1.1	All Material prices shall be quoted for delivery:

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

8.2	Payment Procedures and Conditions

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

8.3	Payment in Full

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

8.5.	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

9.	TITLE

The Buyer will at all times keep an amount of Material at least equal in value to the total amount of invoices for Material outstanding to the Seller at any given time free from any lien, debenture, security interest or other similar interest charge or claim in favor of any third party.

10.	TERMINATION OF SPARES PROCUREMENT COMMITMENTS

Any termination of the Agreement under its terms shall [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. The Seller may, but shall not be required, to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

11.	INCONSISTENCY

In the event of any inconsistency between [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. this Letter Agreement shall prevail to the extent of such inconsistency.

AIRBUS S.A.S. & UNITED AIR LINES, INC. – PROPRIETARY AND CONFIDENTIAL

12.	ASSIGNMENT

This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 21 of the Agreement.

13.	CONFIDENTIALITY

This Letter Agreement is subject to the terms and conditions of Clause 22.10 of the Agreement.

14.	COUNTERPARTS

This Letter Agreement may be signed in any number of separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission) will be an original, and the counterparts together will constitute one and the same instrument.

AIRBUS S.A.S. & UNITED AIR LINES, INC. – PROPRIETARY AND CONFIDENTIAL

If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:	/s/ John J. Leahy

Its:	Chief Operating Officer
Customers

Accepted and Agreed

UNITED AIR LINES, INC.

By:	/s/ Kathryn A. Mikells

Its:	Executive Vice President and
Chief Financial Officer

AIRBUS S.A.S. & UNITED AIR LINES, INC. – PROPRIETARY AND CONFIDENTIAL

APPENDIX “A” TO PARAGRAPH 7.1.1

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A

REQUEST FOR CONFIDENTIAL TREATMENT].

AIRBUS S.A.S. & UNITED AIR LINES, INC. – PROPRIETARY AND CONFIDENTIAL